SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2006

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101155	13-4026700

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: John Kehoe	10036

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Section 9	Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
	Exhibit 15	Letter of Deloitte & Touche LLP
	Exhibit 23	Consent of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: Febrary 8, 2006

MS STRUCTURED ASSET CORP.
(Registrant)

By:	/s/ Madhu Philips

Name:	Madhu Philips
Title:	Vice President

EXHIBIT INDEX

Exhibit 15	Letter of Deloitte & Touche LLP
Exhibit 23	Consent of Deloitte & Touche LLP